Exhibit 99.1

Second Quarter 2012 Investor Briefing

2 Notice to Recipients Risk Factors and Forward Looking Statements Certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”) during the course of this presentation that are not historical facts are forward-looking statements. Although Oglethorpe believes that the assumptions underlying these statements are reasonable, you are cautioned that such forward-looking statements are inherently uncertain and involve necessary risks that may affect Oglethorpe’s business prospects and performance, causing actual results to differ from those discussed during this presentation. When considering forward-looking statements, you should keep in mind risk factors and other cautionary statements included in Oglethorpe’s SEC filings. Any forward-looking statements made are subject to all the risks and uncertainties, many of which are beyond management’s control, as described in Oglethorpe’s SEC filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Oglethorpe’s actual results and plans could differ materially from those expressed in any forward-looking statements. Oglethorpe undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. This electronic presentation is provided as of August 27, 2012. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented, and Oglethorpe has not undertaken any obligation to update this electronic presentation.

3 Overview of Oglethorpe Power Corporation Business Members Ratings Not-for-profit Georgia electric membership corporation. One of the largest electric cooperatives in the United States. Owns or leases approximately 7,075 MW of generation capacity. Operates or schedules another 1,287 MW on behalf of the Members. 2012 new system peak of 9,351 MW. Wholesale electric power provider for 39 distribution cooperatives in Georgia (the “Members”). Take or pay, joint and several Wholesale Power Contracts through December 2050. Allows for recovery of all costs, including debt service. Senior Secured Ratings: Baa1 / A / A (all stable) Short-term Ratings: P-2 / A-1 / F1 Financial 2011 revenues of approximately $1.4 billion. Total assets of approximately $8.2 billion.

4 Member Systems and Service Territory Members’ service territory: Serves 1.8 million meters, representing approximately 4.1 million people. Covers 38,000 square miles, or 65 percent of Georgia. Includes 151 out of 159 counties in Georgia. In 2011, Cobb EMC and Jackson EMC accounted for 12.5% and 10.9% of our total revenues, respectively. No other Member over 10%. Members’ load: Approximately 2/3 residential. Exclusive right to provide retail service in designated service territories. No residential competition. Competition only at inception for C&I loads in excess of 900kW. = Oglethorpe’s Members 2011 Member Customer Base by MWh Sales Residential 68% Commercial and Industrial 29% Other 3%

2012 Capacity and Energy (a) Includes Oglethorpe and Smarr EMC resources. Capacity reflects planning capacity. Member Sales Member & Non-Member Sales Energy(a) 12 Months Ending 6/30/2012 5 Rocky Mountain Pumped Storage Hydro Sewell Creek Energy Facility Chattahoochee Energy Facility Hawk Road Energy Facility Plant Wansley Talbot Energy Facility Hartwell Energy Facility Plant Vogtle Plant Hatch Doyle Generating Plant Smarr Energy Facilitiy Plant Scherer Thomas A . Smith Energy Facility

6 Historical Load Member Demand Requirements Member Energy Requirements (MW) Percent Change (Million MWh) Percent Change 6.1% 0.8% 10.4% 3.9% 2.8% -0.3% -3.7% -5.3% Note: The data is at the Members’ delivery points (net of system losses). While Flint EMC was not a Member from 2006 through 2009, Flint EMC data is included in all years. Highest Summer Peak (2012) = 9351 MW Highest Winter Peak (2010) = 8462 MW -2.0% 9.1% 0.1% -5.4% Days > 90° Days > 95° Days > 100° 50 24 9 39 4 38 4 84 19 53 13 3.9% 3.7% (Forecasted) 27 11 3

New AP1000 units will be adjacent to existing two units at Vogtle site. Experienced developer and operator, Southern Nuclear. Favorable EPC contract with experienced contractors, Westinghouse and Stone & Webster (EPC Consortium) which includes parent guarantees. 30% share or 660 MW of 2,200 MW total capacity from additional units. Georgia Power, MEAG and City of Dalton are other co-owners. Oglethorpe’s share is fully subscribed by its Members. $4.2 billion estimated total cost to Oglethorpe (including AFUDC). 7 Vogtle Units 3 & 4 Project Highlights Conceptual Drawing of Vogtle Units 3 & 4 Georgia Power 45.7% Oglethorpe Power 30.0% MEAG 22.7% Dalton Utilities 1.6%

 8 Vogtle Units 3 & 4 Capital Expenditures $1.45 billion spent through 6/30/2012 Actuals Forecasts 2005 2017 2016 2015 2014 2013 2012 2011 2010 2009 2006 2007 2008 MAY 2005 Development Agreement MAR 2008 Filed Combined Construction Operating License (COL) with NRC DEC 2011 DCD Final Rule Effective APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet 2017 Unit 4 in Service AUG 2006 Filed Early Site Permit (ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA 2016 Unit 3 in Service AUG 2011 NRC Staff Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued Late 2012/ Early 2013 Projected Start of DOE Funding

Co-owners and EPC Consortium are negotiating informal and formal claims under the EPC Contract, which may affect project cost and schedule. A formal claim regarding certain design changes and design certification/license issuance delay is in negotiations. Another formal claim, relating to the responsibility for backfill costs, is currently in litigation. Co-owners are evaluating whether maintaining scheduled commercial operation dates of 2016 and 2017 is in the best interest of their members/customers. The ultimate outcome of these matters cannot be determined at this time. 9 Status of Recent Claims

Site Overview Construction Update 10

Construction Progress Rebar and Embedments Installation for Unit 3 Nuclear Island Basemat 11

Construction Progress Vogtle Unit 3 turbine building work with heavy lift derrick in background 12

Site Construction Unit 3 Cooling Tower Foundations 13

Construction Progress Assembly of Unit 3 and 4 Containment Vessel Components 14

Construction Progress Fit-Up and Welding of CA20 Submodules in Module Assembly Building 15

Site Construction River Water Intake Construction 16

Component Fabrication 17

Vogtle 3&4 Over the next Several Months Current Expectations In Progress Unit 3 nuclear island rebar To be Complete Fall 2012 Unit 3 turbine building foundation installation To be Complete Fall 2012 Unit 3 and 4 cooling tower foundations Ongoing Unit 3 containment vessel bottom head To be Complete Fall 2012 Nuclear island modules assembly Ongoing Upcoming Complete testing of Heavy Lift Derrick and place into service Fall 2012 Unit 3 nuclear island first nuclear concrete Start Fall 2012 Unit 3 reactor vessel at site Arrive in Fall 2012 18

Plant Vogtle 19 Conceptual Drawing of Vogtle Units 3 & 4 Georgia Power 45.7% Oglethorpe Power 30.0% MEAG 22.7% Dalton Utilities 1.6%

Income Statement Excerpts Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires a showing of Oglethorpe’s having met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.12x for 2009 and to 1.14x for 2010, 2011 and 2012, above the minimum 1.10x ratio required by the Indenture. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future. 20 December 31, ($ in thousands) 2012 2011 2011 2010 2009 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $605,713 $597,224 $1,224,238 $1,292,667 $1,144,012 Sales to Non-Members 61,214 52,353 166,040 1,478 1,249 Operating Expenses 540,952 521,399 1,152,458 1,054,896 921,139 Other Income 22,914 21,102 44,264 43,651 42,728 Net Interest Charges (124,491) (120,452) (244,347) (249,167) (240,460) Net Margin $24,398 $28,828 $37,737 $33,733 $26,390 Margins for Interest Ratio (a) n/a n/a 1.14x 1.14x 1.12x Sales to Members Average Power Cost (cents/kWh) 5.90 6.41 6.25 5.71 5.67 MWh Sold 10,265,873 9,324,218 19,574,145 22,644,790 20,191,657 Year Ended June 30, Six Months Ended

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in a credit agreement that currently requires a minimum total patronage capital of $598 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 21 June 30, ($ in thousands) 2012 2011 2010 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,013,569 $4,007,281 $3,570,522 CWIP 1,990,396 1,784,264 1,195,475 Nuclear Fuel 295,764 284,205 249,563 Total Electric Plant $6,299,729 $6,075,750 $5,015,560 Cash and Cash Equivalents $409,321 $443,671 $672,212 Total Assets $8,226,995 $8,078,829 $6,997,062 Capitalization: Patronage Capital and Membership Fees $658,087 $633,689 $595,952 Accumulated Other Comprehensive Loss 1,446 618 (469) Subtotal $659,533 $634,307 $595,483 Long-term Debt and Obligations under Capital Leases 5,731,747 5,709,706 4,836,415 Obligation under Rocky Mountain Transactions 136,501 132,048 123,573 Long-term Debt and Capital Leases due within one year 165,909 172,818 170,947 Total Long-Term Debt and Equities $6,693,690 $6,648,879 $5,726,418 Equity Ratio (a) 9.8% 9.5% 10.4% December 31,

22 2012 Q2 Financial Updates Reduction in Environmental Capital Expenditures Scherer Unit No. 2 Lease Extension Partial Rocky Mountain Lease Termination History Recent Activity Impact

Signed conditional term sheet with DOE in May 2010. DOE loan guarantee targets 70% of eligible project costs, not to exceed $3.057 billion. All-in pricing expected to be favorable relative to taxable capital markets. Will be secured under Oglethorpe’s First Mortgage Indenture on parity with other secured debt. Final approval subject to negotiation of definitive agreements, due diligence by DOE and satisfaction of other conditions. There can be no assurance that DOE will ultimately issue loan guarantee to Oglethorpe. Projected start of DOE funding is late 2012/early 2013. Any costs not funded by DOE will be financed through taxable bonds (have already issued $1.15 billion of taxable bonds). 23 DOE Loan Guarantees for Vogtle 3 & 4

24 RUS Loan Status Total Amount Outstanding of All RUS Loans: $2.1 billion Purpose/Use of Proceeds Approved Advanced (to date) Remaining Amount Approved Loans General Improvements $ 92,000,000 $ 43,223,440 $ 48,776,560 General & Environmental Improvements $ 441,522,000 $ 386,026,334 $ 55,495,666 General & Environmental Improvements $ 310,228,000 $ 97,083,502 $ 213,144,498 Hawk Road Energy Facility $ 203,100,000 $ 106,648,215 $ 96,451,785 General Improvements $ 127,703,000 $ - $ 127,703,000 Thomas A. Smith Energy Facility $ 492,610,000 $ - $ 492,610,000 $ 1,667,163,000 $ 632,981,491 $ 1,034,181,509

25 Bank Credit Facilities Term of Facilities Negotiating 2-year $150 million unsecured line of credit to replace existing $150 million secured line. Syndicated facility with CoBank as Administrative Agent. Will complete our liquidity restructuring plan started in 2011. Bank of America, N.A. (Admin. Agent) 210 $ CoBank 150 $ SunTrust Bank 130 $ Wells Fargo Bank 125 $ Royal Bank of Canada 110 $ Bank of Montreal 100 $ Bank of Tokyo - Mitsubishi 100 $ Mizuho 80 $ JPMorgan Chase 60 $ Fifth Third Bank 50 $ Goldman Sachs Bank 50 $ US Bank 50 $ PNC Bank 40 $ Chang Hwa Commercial Bank 10 $

26 Oglethorpe’s Available Liquidity as of August 15, 2012 Borrowings Detail $341.1 MM Vogtle Interim Financing $274.6 MM Thomas A. Smith Acquisition Interim Financing $252.9 MM Letter of Credit Support for VRDBs/Thomas A. Smith $100.1 MM Vogtle Interest Rate Hedging Represents 535 days of liquidity on hand. 0 500 1,000 1,500 2,000 Total Credit Facilities Less Borrowings Available Line Capacity Cash (Excluding $63 Million in RUS Cushion of Credit) Total Liquidity $1,925 - $968 $957 $273 $1,230 (Millions)

Rate Structure Assures Recovery of All Costs + Margin Fixed costs: Members billed based on board-approved annual budget and budget revisions throughout the year, if necessary. Prior period adjustment mechanism covers any year-end shortfall below required 1.10 MFI (board approval not required). Energy costs: Actual costs are passed through. Monthly true-up of estimate vs. actual. Note: First Mortgage Indenture requires an MFI ratio of least 1.10x MFI coverage requirement of 1.10x under First Mortgage Indenture. Achieved 1.14x MFI for 2010 and 2011. Budget of 1.14x MFI for 2012. Formulary rate under Wholesale Power Contract. Designed to recover all costs, plus margin, without any further regulatory approval. Annual budget and rate adjustments to reflect budget changes are generally not subject to approval of RUS or any other regulatory authority. Changes to rate schedule are subject to RUS approval. (Budgeted) Margin Coverage 27 $16.9 $17.2 $17.7 $18.2 $19.1 $19.3 $26.4 $33.7 $37.7 $39.5 $0.0 $15.0 $30.0 $45.0 Net Margin (MM)

28 Liquidity Margins for Interest Wholesale Power Cost Interim Financing Long Term Debt Balance Sheet Electric Plant Average Cost of Funds: 0.73% (dollars in millions) Secured LT Debt (06.30.2012): $5.5 billion Weighted Average Cost: 4.937% Equity ratio: 9.8% 2012 1.14 MFI June 30, 2012 June 30, 2012 Note: Assumes replacement of $150 million CoBank line of credit, expiring on 11/30/2012. Actuals Forecast Cost of Power Sales to Members Additional Member Collections (reflects collections from Members for future expenses associated with a major maintenance sinking fund as well as debt service adder)

 Completed to date in 2012: Letter of Credit and remarketing agent substitution for $43.445 million Monroe 2010A Bonds (March) $32.38 million tax-exempt refinancing (April) Upcoming: Negotiating with CoBank to replace $150 million secured credit facility with a syndicated $150 million unsecured credit facility (4th Quarter) Potential DOE financing (Late 2012/Early 2013) Evaluate need for additional taxable bond offerings (1st Quarter 2013) $212 million tax-exempt bond refinancing (1st Quarter 2013) 29 Recent and Upcoming Financing Activity

One of the largest electric cooperatives in the United States. Oglethorpe has long-term, take-or-pay, joint and several Wholesale Power Contracts with its Members through 2050. Primarily residential customer base — approximately 2/3 of Members’ MWh sales and operating revenue. Oglethorpe’s formulary rate structure assures cost recovery. Inputs to rate formula are not subject to any regulatory approval. Changes to formulary rate schedule are subject to RUS approval. Members are not subject to regulation for rate setting purposes. Strong liquidity position. Well diversified power supply portfolio. Substantial value in existing resources. Strong, consistent operational and financial performance. Strong emphasis on risk management and corporate compliance. 30 Oglethorpe is a Strong, Stable Credit

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. For additional information please contact: 31 Additional Information Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240